UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 22, 2009

                                 POKERTEK, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

         North Carolina              000-51572                  61-1455265
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)

           1150 Crews Road, Suite F
           Matthews, North Carolina                                   28105
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   (Address of Principal Executive Offices)                        (Zip Code)

                                 (704) 849-0860
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the "Registrant"), in connection with the items set forth below.

Item 3.02     Unregistered Sales of Equity Securities.

     On September 22, 2009, the Registrant entered into an agreement to exchange 832,000 new incentive stock options for an equal amount of outstanding incentive stock options held by ten option holders, including directors, officers, employees and consultants to the Registrant. The outstanding incentive stock options have been canceled by the Registrant as a result of the transaction. The new options which were issued have an exercise price of $0.81 per share of common stock and vest over a period of three years. They are exerciseable beginning on March 11, 2010, and have an expiration date of September 11, 2019.

     The exchange transaction was a negotiated one in which the Company's offer was made on September 11, 2009, with the exercise price based on the closing bid price on that date. The option holders were given the opportunity to evaluate the offer and to accept it effective September 22, 2009. The new incentive options were issued in reliance upon an exemption from registration provided by
Section 3(a)(9) of the Securities Act of 1933, as amended, on the basis that the transactions represented an exchange of securities with the Registrant's existing security holders.

     At the Registrant's 2009 Annual Meeting held on September 3, 2009, the shareholders authorized an amendment to its 2005 Stock Incentive Plan and its 2007 Stock Incentive Plan to permit the exchange and cancellation transaction with options that were outstanding under those Plans. Nearly all of the outstanding stock options under the Plans were significantly "underwater" and were not fulfilling the purposes of aligning the Registrant's long-term performance goals to shareholder interests, and they were not a valuable retention tool. The amended and restated 2005 Stock Incentive Plan and the amended and restated 2007 Stock Incentive Plan give the Board of Directors of the Registrant the power to negotiate with a limited number of option holders to effect this type of exchange transaction, and thereby provide greater incentives to beneficiaries under the Plans.

     Information concerning the identity of the option holders and the amount of new options granted to each will be disclosed in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, or, in lieu thereof, in the Registrant's 2010 Proxy Statement, in accordance with applicable SEC rules and regulations. The 832,000 shares of common stock underlying the new options represent approximately 6.0% of the 13,763,886 issued and outstanding shares of common stock of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        POKERTEK, INC.


Date: September 28, 2009                By: /s/ Mark D. Roberson
                                            ------------------------------------
                                            Mark D. Roberson, Acting Chief
                                            Executive Officer and Chief
                                            Financial Officer